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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 3, 2003
                                                     -------------

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       001-31369            65-1051192
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         (State or other                (Commission          (IRS Employer
         jurisdiction of                File Number)         Identification No.)
         incorporation)


                    1 CIT Drive, Livingston, New Jersey 07039
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              (Address of registrant's principal executive offices)

Registrant's telephone number, including area code    (973) 740-5000
                                                      --------------


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          (Former name or former address, if changed since last report)






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Item 5. Other Events.

         On March 3, 2003, CIT Group Inc. announced that it had received the consent from more than 66 2/3% in aggregate principal amount of the holders of its $250,000,000 in principal amount of 6.625% Senior Debt Securities due 2005 (the "Debt Securities") to amend the indenture under which the Debt Securities were issued. The press release announcing the consent is filed as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        99.1 Press Release issued by CIT Group Inc. on March 3, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CIT GROUP INC.
                                           ------------------------------------
                                           (Registrant)


                                       By: /s/ Joseph M. Leone
                                           ------------------------------------
                                           Joseph M. Leone
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:  March 12, 2003


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                                  Exhibit Index

         99.1 Press Release issued by CIT Group Inc. on March 3, 2003.



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